                                                                      EXHIBIT 23



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form SB-2 No. 333-31947, Form S-8 No. 333-53159 and Form S-8 No. 333-63799) of
MultiMedia Access Corporation and in the related Prospectuses of our report dated February 25, 1999, with respect to the consolidated financial statements of MultiMedia Access Corporation included in this Annual Report (Form 10-KSB) for the year ended December 31, 1998.



                                                       ERNST & YOUNG LLP

Dallas, Texas
March 22, 1999



                                       40